Exhibit 10.5



                                            MARK IV INDUSTRIES, INC.
                                           1992 RESTRICTED STOCK PLAN
                                            ________________________

                                            Amendment and Restatement
                                            Effective March 30, 1994
                                            ________________________



         WHEREAS, Mark IV Industries, Inc., a Delaware corporation with offices at One Towne Centre, 501 John James Audubon Parkway, Amherst, New York (the "Company"), by resolution of its Board of Directors, adopted a restricted stock plan known as the Mark IV Industries, Inc. 1992 Restricted Stock Plan (hereinafter the "Plan") effective December 16, 1992; and

         WHEREAS, pursuant to the terms of the Plan, the Company was authorized, effective December 16, 1992, to issue, in connection with restricted stock awards granted by the Compensation Committee of the Company's Board of Directors up to 350,000 shares of restricted stock (subject to certain anti-dilutive adjustments); and

    WHEREAS, the Company, as permitted by Section 17 of the Plan, desires to amend the Plan to increase the number of shares of restricted stock which may be issued pursuant to the Plan by 200,000; and

    WHEREAS, the Company, as permitted by Section 17 of the Plan, desires to amend the Plan to provide that the restrictions imposed upon shares of restricted stock awarded to employees of divisions or subsidiaries of the Company will lapse if substantially all the stock of a subsidiary by whom the employee is employed is sold or if the employee's employment with the Company or any of the Company's subsidiaries is terminated in connection with a sale of all or substantially all the assets of the division or subsidiary by whom the employee is employed;

     NOW, THEREFORE, in consideration of the foregoing, Mark IV Industries, Inc. hereby adopts the following Amendment and Restatement of the Mark IV Industries, Inc. 1992 Restricted Stock Plan effective March 30, 1994:

         1. Purpose. The purposes of the Mark IV Industries, Inc. 1992 Restricted Stock Plan (the "Plan") are: (a) to enable Mark IV Industries, Inc. (the "Company") and its direct and indirect wholly owned subsidiaries to attract, reward and retain highly qualified executive and managerial employees through the use of an equity based incentive compensation program; and (b) to increase the personal interest which the executive and managerial employees of the Company and its direct and indirect wholly owned subsidiaries have in the successful and profitable operation of the Company by linking the long-term value of the compensation paid to such employees to the value of the Company's common stock.






         2. Stock Subject to Plan. The shares of stock which may be the subject of awards pursuant to this Plan shall be shares of the Company's common stock ("Common Stock"). All awards of Common Stock made pursuant to this Plan shall be subject to the restrictions on transferability described in
Section 6 hereof and to such other restrictions as may be imposed by the Committee (as defined in Section 3 hereof) in connection with its making of an award under this Plan (which other restrictions need not be the same for each Participant). Accordingly, each share of Common Stock which is the subject of an award pursuant to the terms of this Plan is hereinafter referred to as "Restricted Stock".

     On December 16, 1992, (the date on which the Plan became effective), the aggregate number of shares of Common Stock reserved for issuance in connection with Restricted Stock awards made pursuant to the terms of this Plan was three hundred fifty thousand (350,000), subject to adjustment as hereinafter provided in this Section 3. Effective March 30, 1994, in addition to the number of shares of Common Stock reserved for issuance effective March 29, 1994 in connection with Restricted Stock awards which could be made pursuant to the terms of the Plan, an additional two hundred thousand (200,000) shares of Common Stock shall be reserved and available for issuance in connection with Restricted Stock awards made pursuant to the Plan.

     The number of shares of Restricted Stock available for awards under this Plan shall be adjusted proportionately in the event of any change, increase or decrease in the outstanding shares of common stock of the Company which results either from a split-up, reverse split or consolidation of shares, payment of a stock dividend, recapitalization, reclassification or other like capital adjustment; provided, however, that no fractional shares shall be issued in connection with any such capital adjustment. The Restricted Stock which is awarded under this Plan may be either authorized but unissued Common Stock or treasury shares. Shares which are the subject of an award granted under this Plan shall not again become available for future grants unless the recipient fails to pay the purchase price for the shares pursuant to Section 5 hereof.

       3. Committee. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee") which shall consist of at least two Directors of the Company, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (hereinafter referred to as the "Act").









     4. Eligibility and Participation. Each employee of the Company and each employee of each of the Company's direct and indirect wholly owned subsidiaries shall be eligible to receive an award of Restricted Stock under the terms of this Plan. The employees of the Company (or any of its direct or indirect wholly owned subsidiaries) to whom awards of Restricted Stock are to be granted under the Plan and the number of shares of Restricted Stock with respect to which awards are to be granted to each such employee shall be determined by the Committee. In determining which employees should receive an award of Restricted Stock under the terms of the Plan, the Committee shall take into account the past performance of the Company, the employee's contributions to past performance, the capacity of the employee to contribute in a substantial measure to the performance of the Company in the future and such other factors as the Committee may consider relevant.

         The Committee shall provide an employee who is granted such an award written notice of the number of shares of Restricted Stock contained in the award, the timing and terms for payment by the employee of the purchase price of the Restricted Stock to be issued pursuant to the award, a statement of any restrictions imposed on the Restricted Stock to be issued pursuant to the award and a statement of the date to be used for determining whether the restrictions imposed by this Plan have lapsed (such date being hereinafter referred to as the "Award Date").

    For purposes of this plan, if an award of Restricted Stock is granted to an employee under the terms of this Plan, such employee shall be deemed to be a "Participant".

         5. Awards of Restricted Stock. Each Participant who is granted an award of Restricted Stock under this Plan shall be required to pay for such Restricted Stock. The price per share which shall be paid by a Participant granted an award of Restricted Stock shall be equal to the par value of such share. The Committee shall determine the time and manner in which a Participant shall be required to pay for Restricted Stock which he has been awarded under this Plan. Each share of Restricted Stock awarded to an employee under the terms of this Plan shall be subject to the restrictions on transferability contained in Section 6 hereof and such other restrictions as the Committee may establish at the time the award is granted (which other restrictions need not be the same for each Participant).

       The Committee shall require the Participant to execute an agreement at the time of issuance of the Restricted Stock to the Participant, which agreement shall contain such terms and conditions as may be established by the Committee.

         6. Restrictions. The shares of the Restricted Stock sold to a Participant in connection with this Plan may not be sold, pledged, encumbered or otherwise alienated or hypothecated by the Participant until the time that these restrictions have lapsed as hereinafter provided in Section 7 hereof.





         7. Termination of Restrictions. The restrictions on the transferability of shares of Restricted Stock imposed by Section 6 hereof and any other restrictions which may be imposed by the Committee on shares of Restricted Stock pursuant to Section 5 hereof shall terminate and lapse:

        (a) with respect to all shares of Restricted Stock contained in a Restricted Stock award, at the end of the five (5) year period beginning on the Award Date with respect to such Restricted Stock award;

        (b) with respect to one third of the shares of Restricted Stock contained in a Restricted Stock award, for each fiscal year of the Company, beginning with the Company's fiscal year which begins at least one (1) full fiscal year after the Company's fiscal year containing the Award Date for such Restricted Stock award and for each fiscal year thereafter, provided that the operating performance of the Company is such that the Participant is entitled to payment of a bonus under the Company's Executive Bonus Plan as adopted by the Company's Board of Directors on May 27, 1986 and as amended from time to time thereafter (hereinafter the "Executive Bonus Plan"). If the restrictions on any shares of Restricted Stock awarded to a Participant will lapse as provided for in this Section 7(b), the date on which such restrictions will lapse shall be the date on which the Participant receives written notice from or on behalf of the Committee that the Participant is entitled to payment of a bonus under the Executive Bonus Plan;

        (c) with respect to all shares of Restricted Stock awarded to a Participant if: (i) the Participant is employed by a division of the Company, any corporation in which the Company, directly or indirectly, owns stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock issued by such corporation (hereinafter individually referred to as a "Subsidiary" and collectively as the "Subsidiaries") or any division of any Subsidiary of the Company and: (A) all or substantially all of the stock of the Subsidiary by whom the Participant is employed is sold to an unrelated third party; (B) all or substantially all the assets of the division of the Company, the Subsidiary or the division of the Subsidiary by whom the Participant is employed are sold to an unrelated third party; and (C) following the sale of stock or assets described in this Section 7(c), the Participant is not otherwise employed by the Company or any of its Subsidiaries;

           (d) with respect to all shares of Restricted Stock awarded to a Participant, upon the Participant's attainment of age 65 or upon the Participant's death, total and permanent disability (to the extent and in a manner as shall be determined by the Committee in its sole discretion) or retirement (as determined by the Committee in its sole discretion);

           (e) with respect to such portion of the shares of Restricted Stock awarded to the Participant as may be determined by the Committee, in its sole discretion, upon the occurrence of such special circumstance or event as, in the sole discretion of the Committee, merits special consideration; and

           (f) with respect to all shares of Restricted Stock awarded to a Participant, upon the occurrence of a Change in Control which, for purposes of this Plan, shall be deemed to have occurred if:

                 (i) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act) of more than thirty percent (30%) of the then outstanding voting stock of the Company, otherwise than through a transactions arranged by, or consummated with the prior approval of its Board of Directors; or

                          (ii)  during any period of two consecutive years,
individuals who at the beginning of such period constitute the Board of Directors of the Company (and any new director whose election to the Board of Directors or whose nomination for election by the Company's shareholders was approved by a vote of at least two thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) (hereinafter referred to as the "Continuing Directors") cease for any reason to constitute a majority thereof; or
                 (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger of consolidation which would result in the voting securities of the Company immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation (provided, however, that if prior to the merger or consolidation, the Board of Directors of the Company adopts a resolution that is approved by a majority of the Continuing Directors providing that such merger or consolidation shall not constitute a "change in control" for purposes of the Plan, then such a merger or consolidation shall not constitute a "change in control"); or

                 (iv) the shareholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the assets of the Company.

        8. Stockholder Rights. Subject to the other provisions of this Plan, the Participant shall have all the rights of a stockholder with respect to the shares of Restricted Stock which are subject to his award including, but not limited to, the right to receive all dividends, distributions and adjustments with respect to such shares and the right to vote such shares; provided, however, that non-cash dividends, distributions and adjustments shall be subject to the same restrictions and risk of forfeiture set forth in Section 6 and 10 hereof as are applicable to the original shares of Restricted Stock subject to the Participant's award.

         9. Other Restrictions. The Committee may impose such other restrictions on any shares of Restricted Stock sold pursuant to this Plan as it may deem advisable, including, without limitation, restrictions required under the Securities Act of 1933 as amended, restrictions under the requirements of any stock exchange upon which such shares or shares of the same class are then listed, and restrictions under any blue sky or securities laws applicable such shares.





         10. Legend. In order to enforce the restrictions imposed on Restricted Stock granted under this Plan, the Committee shall cause a legend or legends to be placed on any certificate representing shares of Restricted Stock issued pursuant to this Plan, which legend or legends shall make appropriate reference to the restrictions imposed under it.

        11. Termination of Employment. Except as hereinafter provided, if a Participant's employment with the Company or any of its subsidiaries is voluntarily or involuntarily terminated at any time prior to the date that the restrictions imposed by Section 6 hereof have lapsed, any shares of Restricted Stock issued to such Participant with respect to which such restrictions have not lapsed shall be forfeited and the price paid by the Participant therefor shall be returned to the Participant.

       12. Non-Transferability of Awards. Awards granted under this Plan shall not be transferable by the Participant otherwise than by will or the laws of descent and distribution and the right to purchase shares of Restricted Stock pursuant to an award under this Plan may be exercised or surrendered during a Participant's lifetime only by the Participant.

         13. Tax Withholding. The Company or subsidiary shall deduct and withhold, from any cash payments to be made to the Participant or from any stock to be issued to the Participant upon a lapse of the restrictions provided for hereunder, such amounts under federal, state or local tax rules or regulations as it deems appropriate with respect to an award under the Plan. In addition, the Committee may, in its discretion and subject to such rules as it may adopt, permit a Participant to satisfy the amount of tax required by law to be withheld, in whole or in part, by electing to have the Company withhold from any payment under the Plan, shares of Common Stock of the Company having a fair market value equal to the amount of taxes required to be withheld. In any event, the Participant shall make available to the Company or subsidiary, promptly when required, sufficient funds to meet the requirements of such withholding, and the Committee shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds available to the Company or subsidiary when required.

         14. Issuance of Shares and Compliance with Securities Act. The Company may postpone the issuance and delivery of shares of Restricted Stock until (a) the admission of such shares to listing on any stock exchange on which shares of Common Stock are then listed and (b) the completion of such registration or other qualification of such shares of Restricted Stock under any state or federal law, rule or regulation as the Company shall determine to be necessary or advisable. As a condition precedent to the issuance of shares of Restricted Stock pursuant to the grant of an award under the Plan, the Company may require the recipient thereof to make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company, in the light of the then existence or non-existence with respect to such shares of an effective Registration Statement under the Securities Act of 1933, as amended, to issue the shares in compliance with the provisions of that or any comparable act.






      15. Administration. The Committee shall have full authority to manage and control the operation and administration of the Plan. Any interpretation of the Plan by the Committee and any decision made by the Committee of any matter within its discretion is final and binding on all persons.

      16. Employees' and Participants' Rights. No employee or other person shall have any claim or right to be granted an award of Restricted Stock under the Plan except as the Committee shall have conferred in its discretion in the administration of the Plan. Participation in the Plan shall not confer upon any Participant any right with respect to continuation of employment by the Company or its subsidiaries, nor interfere with the right of the Company to terminate at any time the employment of any Participant.

      17. Amendment and Termination. The Board of Directors of the Company may amend, suspend or terminate the Plan or any portion thereof at any time; provided that no amendment, suspension or termination shall impair the rights of any Participant, without the Participant's consent, in any Restricted Stock previously awarded under this Plan. The Committee may amend the Plan to the extent necessary for the efficient administration of the Plan, or to make it practically workable or to conform it to the provisions of any federal or state law or regulation. Notwithstanding the foregoing provisions of this
Section 17, in the event that an amendment is required to be approved by stockholders of the Company in order to comply with Rule 16b-3 under the Act, such amendment shall be subject to the requisite approval of the stockholders of the Company.

      18. Non-Exclusivity of Plan. Neither the adoption of this Plan by the Company's Board of Directors nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Company's Board of Directors to adopt any other incentive compensation arrangements it may deem desirable, including, without limitation, the awarding of Common Stock to employees otherwise than under the terms of this Plan and such other arrangements as may be either generally applicable or applicable only in specific cases.

      19. Governing Law. Except as required by Delaware corporate law, this Plan shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

      20. Effective Date of Amendment and Restatement; Stockholder Approval. This amendment and restatement of the Plan is conditioned upon its approval at the next annual meeting of the stockholders of the Company after March 30, 1994, by the holders of a majority of the stock of the Company present in person or represented by proxy and entitled to vote at such meeting, except that this amendment and restatement of the Plan is adopted and approved by the Board of Directors of the Company effective as of March 30, 1994, to permit the grant of awards hereunder prior to the approval of this amendment and restatement of the Plan by the stockholders of the Company as aforesaid.




Certificates representing shares of Restricted Stock which are the subject of any award under the Plan granted prior to such stockholder approval shall in no event be issued before the date on which such stockholder approval is obtained. In the event that this amendment and restatement of the Plan is approved by the stockholders of the Company as aforesaid, the grantee of any award made prior thereto shall be entitled to the following:

             (a) an amount of cash, payable by the Company, equal to the amount of cash dividends to which he would have been entitled had he actually owned, as of the Award Date and through the date of issuance of such shares, the shares of Restricted Stock subject to the award, and

             (b) if there shall be declared and paid a stock dividend upon the Common Stock or the Common Stock shall be split up, converted, exchanged, reclassified or in any way substituted for, such number and kind of securities or cash or other property to which he would have been entitled had he actually owned the shares subject to the award at the time of the occurrence of any stock dividend, split up, conversation, exchange, reclassification or substitution, and the aggregate purchase price payable by the grantee shall be the same as if the original shares of common stock subject to the award were being purchased thereunder; provided, however, that any securities or other property (other than cash) shall be subject to the same restrictions and risk of forfeiture as are applicable to the original shares of Restricted Stock subject to the award.

         In the event that this amendment and restatement of the Plan is not approved by the stockholders of the Company as aforesaid, this amendment and restatement of the Plan and any awards made hereunder which could not have been made based on the number of shares of Restricted Stock available for issuance prior to this amendment and restatement shall be void and of no force or effect and the terms and conditions of the Plan as in effect on March 29, 1994 shall be and remain the terms and conditions of the Plan.

         IN WITNESS WHEREOF, the undersigned has executed this Amendment and Restatement of the Mark IV Industries, Inc. 1992 Restricted Stock Plan for and on behalf of Mark IV Industries, Inc. this 16th day of May, 1994.


                                                MARK IV INDUSTRIES, INC.


                                                By: Richard L. Grenolds
                                                    Vice President and
                                                     Chief Accounting Officer